CMA

CMA TREASURY FUND


Semi-Annual Report


















September 30, 1995

MERRILL LYNCH BULL LOGO







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011



DEAR SHAREHOLDER:


For the six-month period ended September 30, 1995, CMA Treasury Fund paid shareholders a net annualized dividend of 5.28%*. As of September 30, 1995, the Fund's 7-day yield was 5.03%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, non-inflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the six months ended September 30, 1995, we maintained the Fund's average portfolio maturity in the 56-day--88-day range. This reflected our increasingly optimistic view that interest rates would move lower.

At the beginning of the six-month period ended September 30, 1995, the Fund's average life was at the low end of the range. With the front end of the Treasury yield curve generally expensive, CMA Treasury Fund found value in October Treasury coupons. The spread between Treasury coupons and Treasury bills remained wide; therefore, we continued to keep the percentage of Treasury coupons in the portfolio at approximately 35%--40%. We also purchased Treasury notes in the ten-month area. A weak employment report in May led investors to anticipate an easing move by the Federal Reserve Board. The yield curve flattened dramatically, except for very short maturities. We purchased July 27 Treasury bills which represented a relatively steep part of the curve.

During the middle of the six-month period, economic data showed additional weakness, with the Index of Leading Economic Indicators declining for the third month in a row. In their public statements, Federal Reserve Board members generated confusion about whether they would ease monetary policy, adding volatility to the market. We extended the Fund's average portfolio maturity slightly by purchasing Treasury notes maturing in early 1996 at a spread of 14 basis points (0.14%) to comparable Treasury bills. On July 6, 1995, the Federal Reserve Board lowered its Federal funds target rate by 25 basis points to 5.75%. With the July price data showing that inflation was contained, we purchased two-year Treasury notes as they approached the 6% level.

As the end of the period approached, we focused on October Treasury bills because they were attractive compared to September bills and because of the general flatness of the Treasury curve. Economic data sent mixed signals which led to a diverse set of opinions from investors as to what the Federal Reserve Board's next move would be. This uncertainty allowed us to again purchase two-year notes above the 6% level. The market stabilized with the release of more economic data which reinforced the feeling that growth was moderate and inflation was under control. Short-term Treasury bills became expensive in the face of strong technicals. Therefore, we sold Treasury bills for delayed settlement, which represented an attractive alternative compared to other investments with similar maturities.

Going forward, we will continue to monitor the economy for signs as to the future course of monetary policy.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President






(Marie Heumiller)
Marie Heumiller
Vice President and Portfolio Manager








October 30, 1995

CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995          (IN THOUSANDS)

                   Face         Interest     Maturity             Value
Issue             Amount         Rate          Date             (Note 1a)

                        US Government Obligations*--96.9%

US Treasury      $17,000         5.425%      10/05/95         $   16,985
Bills              2,416         5.43        10/05/95              2,414
                  50,000         5.51        10/05/95             49,955
                  30,000         5.525       10/05/95             29,973
                  13,500         5.90        10/05/95             13,488
                   3,288         5.285       10/12/95              3,282
                  27,000         5.295       10/12/95             26,948
                     231         5.30        10/12/95                231
                  15,000         5.35        10/12/95             14,971
                  20,000         5.38        10/12/95             19,961
                  35,000         5.29        10/19/95             34,897
                  32,701         5.415       10/19/95             32,602
                  50,000         5.42        10/19/95             49,848
                  32,068         5.425       10/19/95             31,971
                  95,000         5.43        10/19/95             94,712
                   5,450         5.44        10/19/95              5,434
                  30,000         5.46        10/19/95             29,909
                  30,000         5.42        10/26/95             29,877
                   3,752         5.27        11/09/95              3,729
                     696         5.34        11/09/95                692
                   5,840         5.42        11/09/95              5,805
                  50,000         5.245       11/16/95             49,650
                  15,000         5.315       11/16/95             14,894
                     707         5.32        11/16/95                702
                   4,326         5.43        11/16/95              4,295
                   5,485         5.435       11/16/95              5,446
                  50,000         5.44        11/16/95             49,647
                  15,000         6.23        11/16/95             14,894
                  20,000         5.245       12/14/95             19,774
                  25,000         5.32        12/14/95             24,718
                  15,000         5.38        12/14/95             14,831
                  20,000         5.475       12/14/95             19,774
                  15,000         5.405       12/21/95             14,816
                  26,000         5.32         1/04/96             25,627
                  30,000         5.325        1/04/96             29,570


CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995          (IN THOUSANDS)

                   Face         Interest     Maturity             Value
Issue             Amount         Rate          Date             (Note 1a)

                        US Government Obligations*(concluded)

US Treasury      $ 2,783         5.34  %      1/04/96        $     2,743
Bills (concluded) 25,000         5.315        1/11/96             24,615
                  15,843         5.365        1/11/96             15,599
                   7,764         5.39         1/11/96              7,645
                  20,000         5.435        1/25/96             19,649
                  20,000         5.455        1/25/96             19,649
                   8,000         5.29         3/07/96              7,809
                   5,000         6.125        4/04/96              4,859
                  10,000         5.14         6/27/96              9,593

US Treasury       65,000         8.625       10/15/95             65,075
Notes             72,000         3.875       10/31/95             71,883
                  25,000         5.125       11/15/95             24,982
                  25,000         8.50        11/15/95             25,066
                  15,000         4.25        11/30/95             14,967
                  25,000         9.25         1/15/96             25,242
                  70,000         4.00         1/31/96             69,617
                  25,000         7.50         1/31/96             25,141
                  10,000         4.625        2/15/96              9,963
                  90,000         7.875        2/15/96             90,703
                  30,000         8.875        2/15/96             30,338
                  45,000         7.75         3/31/96             45,436
                  20,000         9.375        4/15/96             20,381
                   5,000         5.50         4/30/96              4,994
                  55,000         7.625        4/30/96             55,584
                  10,000         4.25         5/15/96              9,909
                  15,000         7.375        5/15/96             15,150
                  10,000         6.875       10/31/96             10,106
                  10,000         5.875        7/31/97              9,997

Total US Government Obligations
(Cost--$1,522,862 )                                            1,523,017

Total Investments (Cost--$1,522,862++)--96.9%                  1,523,017

Other Assets Less Liabilities--3.1%                               48,401
                                                              ----------
Net Assets--100.0%                                            $1,571,418
                                                              ==========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.
++Cost for Federal income tax purposes.



See Notes to Financial Statements.

CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$1,522,862,174++) (Note 1a)                                       $1,523,016,789
Cash                                                                                                              25,436
Receivables:
 Securities sold                                                                            $34,542,472
 Interest                                                                                    12,707,427
 Beneficial interest sold                                                                     2,129,225       49,379,124
                                                                                            -----------
Deferred organization expenses (Note 1d)                                                                          10,561
Prepaid registration fees and other assets (Note 1d)                                                              78,620
                                                                                                          --------------
Total assets                                                                                               1,572,510,530
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                    542,790
 Distributor (Note 2)                                                                           389,864
 Dividends to shareholders (Note 1e)                                                                869          933,523
                                                                                            -----------
Accrued expenses and other liabilities                                                                           159,193
                                                                                                          --------------
Total liabilities                                                                                              1,092,716
                                                                                                          --------------
Net Assets                                                                                                $1,571,417,814
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                      $  157,126,320
Paid-in capital in excess of par                                                                           1,414,136,879
Unrealized appreciation on investments--net                                                                      154,615
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 1,571,263,199 shares of
beneficial interest outstanding                                                                           $1,571,417,814
                                                                                                          ==============

++Cost for Federal income tax purposes. As of September 30, 1995, net unrealized appreciation for Federal income tax purposes amounted to $154,615, of which $308,087 related to appreciated securities and $153,472 related to depreciated securities.

CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   44,496,570

Expenses:
Investment advisory fees (Note 2)                                                          $  3,304,696
Distribution fees (Note 2)                                                                      952,518
Transfer agent fees (Note 2)                                                                    151,518
Accounting services (Note 2)                                                                     70,211
Registration fees (Note 1d)                                                                      69,793
Custodian fees                                                                                   42,680
Professional fees                                                                                35,936
Printing and shareholder reports                                                                 24,084
Trustees' fees and expenses                                                                      16,282
Amortization of organization expenses (Note 1d)                                                   5,246
Other                                                                                            11,424
                                                                                           ------------
Total expenses                                                                                                 4,684,388
                                                                                                          --------------
Investment income--net                                                                                        39,812,182

Realized Gain on Investments--Net (Note 1c)                                                                      116,882

Change in Unrealized Appreciation on Investments--Net                                                             65,275
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   39,994,339
                                                                                                          ==============


See Notes to Financial Statements.



CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six         For the
                                                                                         Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                      Sept. 30, 1995    March 31, 1995
Operations:
Investment income--net                                                                   $   39,812,182   $   52,937,971
Realized gain on investments--net                                                               116,882          239,944
Change in unrealized appreciation on investments--net                                            65,275          231,517
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         39,994,339       53,409,432
                                                                                         --------------   --------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (39,812,182)     (52,937,971)
Realized gain on investments--net                                                              (116,882)        (239,944)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                               (39,929,064)     (53,177,915)
                                                                                         --------------   --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          3,453,520,655    6,534,376,700
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions (Note 1e)                                                        39,890,735       53,133,860
                                                                                         --------------   --------------
                                                                                          3,493,411,390    6,587,510,560
Cost of shares redeemed                                                                  (3,350,782,740)  (6,379,458,214)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                    142,628,650      208,052,346
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                142,693,925      208,283,863
Beginning of period                                                                       1,428,723,889    1,220,440,026
                                                                                         --------------   --------------
End of period                                                                            $1,571,417,814   $1,428,723,889
                                                                                         ==============   ==============



CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have
been derived from information provided in the         For the Six                                          For the Period
financial statements.                                Months Ended                                          April 15, 1991++
                                                     September 30,        For the Year Ended March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                  1995           1995          1994          1993         1992
Net asset value, beginning of period                  $     1.00     $     1.00    $     1.00   $     1.00    $     1.00
                                                      ----------     ----------    ----------   ----------    ----------
Investment income--net                                     .0259          .0409         .0250        .0278         .0453
Realized and unrealized gain on investments--net           .0001          .0004         .0002        .0026         .0019
                                                      ----------     ----------    ----------   ----------    ----------
Total from investment operations                           .0260          .0413         .0252        .0304         .0472
                                                      ----------     ----------    ----------   ----------    ----------
Less dividends and distributions:
 Investment income--net                                   (.0259)        (.0409)       (.0250)      (.0278)       (.0453)
 Realized gain on investments--net                        (.0001)        (.0002)       (.0004)      (.0024)       (.0020)
                                                      ----------     ----------    ----------   ----------    ----------
Total dividends and distributions                         (.0260)        (.0411)       (.0254)      (.0302)       (.0473)
                                                      ----------     ----------    ----------   ----------    ----------
Net asset value, end of period                        $     1.00     $     1.00    $     1.00   $     1.00    $     1.00
                                                      ==========     ==========    ==========   ==========    ==========

Total Investment Return                                    5.28%*         4.18%         2.57%        3.07%         5.02%*
                                                      ==========     ==========    ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                           .49%*          .49%          .49%         .48%          .36%*
                                                      ==========     ==========    ==========   ==========    ==========
Expenses, net of reimbursement                              .61%*          .62%          .61%         .60%          .49%*
                                                      ==========     ==========    ==========   ==========    ==========
Expenses                                                    .61%*          .62%          .61%         .62%          .68%*
                                                      ==========     ==========    ==========   ==========    ==========
Investment income--net                                     5.22%*         4.20%         2.55%        3.01%         4.67%*
                                                      ==========     ==========    ==========   ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands)              $1,571,418     $1,428,724    $1,220,440   $1,287,061    $1,221,461
                                                      ==========     ==========    ==========   ==========    ==========


 *Annualized.
++Commencement of Operations.


See Notes to Financial Statements.





CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion. The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.






CMA TREASURY FUND



Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle, Jr.--Senior Vice President
Donald C. Burke--Vice President
Marie Heumiller--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].